Lawrence Scharfman & Co., CPA P.A.
                          Certified Public Accountants

18 E. SUNRISE HIGHWAY, #203                               9608 HONEY BELL CIRCLE
FREEPORT, NY 11520                                       BOYNTON BEACH, FL 33437
TELEPHONE: (516) 771-5900                              TELEPHONE: (561) 733-0296
FACSIMILE: (516) 771-2598                              FACSIMILE: (561) 740-0613

     MARCH 20, 2007


     United States Securities and Exchange Commission
     Division of Corporate Finance
     450 Fifth Street, N.W.
     Washington, D.C. 20549

     To whom it may concern:

     We have read Item 4(a)(1) of Form 8-K dated February 27,2007, of Marshall Holdings International, Inc. formerly Gareway Distributors, Ltd., and are in agreement with the statements contained therein. Our audit report expressed a going concern. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

     Sincerely,

     /s/ Lawrence Scharfman
     Lawrence Scharfman CPAPC


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